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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report: March 17, 2000

ACT Teleconferencing, Inc.
(Exact name of registrant as specified in its charter)
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
Colorado                     0-27560                   84-1132665
(State of Incorporation)     (Commission File No.)     (IRS Employer Identification No.)

1658 Cole Boulevard, Suite 130, Golden, Colorado       80401
(Address of principal executive offices)               Zip Code

(303) 235-9000
(Registrant's telephone number)

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Item 5.  Other Events.  On March 10, 2000 Registrant ACT Teleconferencing, Inc.
         -------------
announced that it had filed a registration statement with the U.S. Securities and Exchange Commission for a public offering of 2 million shares of common stock. The offering is being underwritten by John G. Kinnard and Company, Incorporated and Kaufman Bros., L.P.

Item 7(c).  Exhibits.  The press release with respect to this transaction is
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filed with this Form 8-K as Exhibit 99.1.

Number  Description
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99.1    Press release dated March 10, 2000.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACT Teleconferencing, Inc.
                                                 (Registrant)


Date:  March 17, 2000                     --------------------------------------
                                              By:/s/ Gavin Thomson
                                              Gavin Thomson
                                              Chief Financial Officer


                                 EXHIBIT INDEX

Number         Description
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99.1           Press release dated March 10, 2000.

                                       2